Exhibit 99.1

This Statement on Form 3 is filed jointly by Oaktree Acquisition Holdings II,
L.P., Oaktree Acquisition Holdings II GP Ltd., Oaktree Capital Management, L.P.,
Oaktree Capital Management GP, LLC, Atlas OCM Holdings, LLC, Oaktree Capital
Group Holdings GP, LLC, Brookfield Asset Management, Inc. and Partners Limited.
The principal business address of each of  Oaktree Acquisition Holdings II,
L.P., Oaktree Acquisition Holdings II GP Ltd., Oaktree Capital Management, L.P.,
Oaktree Capital Management GP, LLC, Atlas OCM Holdings, LLC and Oaktree Capital
Group Holdings GP, LLC is 333 South Grand Avenue, 28th Floor, Los Angeles, CA
90071. The principal business address of each of Brookfield Asset Management,
Inc. and Partners Limited is c/o Oaktree Capital Management L.P., 333 South
Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Acquisition Holdings II, L.P.

Date of Event Requiring Statement: September 16, 2020

Issuer Name and Ticker or Trading Symbol: Oaktree Acquisition Corp.II(NYSE:OACB)

       OAKTREE ACQUISITION HOLDINGS II, L.P.

       By: Oaktree Acquisition Holdings II GP Ltd.
       Its: General Partner

       By: Oaktree Capital Management, L.P.
       Its: Director

       By: /s/ Brian Price
           -------------------------------
       Name: Brian Price
       Title: Senior Vice President

       OAKTREE ACQUISITION HOLDINGS II GP LTD.

       By: Oaktree Capital Management, L.P.
       Its: Director

       By: /s/ Brian Price
           -------------------------------
       Name: Brian Price
       Title: Senior Vice President

       OAKTREE CAPITAL MANAGEMENT, L.P.

       By: /s/ Brian Price
           -------------------------------
       Name: Brian Price
       Title: Senior Vice President

       OAKTREE CAPITAL MANAGEMENT GP, LLC

       By: Atlas OCM Holdings, LLC
       Its: Managing Member

       By: Oaktree New Holdings, LLC
       Its: Member

       By: /s/ Brian Price
           -------------------------------
       Name: Brian Price
       Title: Senior Vice President

       ATLAS OCM HOLDINGS, LLC

       By: Oaktree New Holdings, LLC
       Its: Member

       By: /s/ Brian Price
           -------------------------------
       Name: Brian Price
       Title: Senior Vice President

       OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

       By: /s/ Brian Price
           -------------------------------
       Name: Brian Price
       Title: Senior Vice President

       BROOKFIELD ASSET MANAGEMENT, INC.

       By: /s/ Jessica Diab
           -------------------------------
       Name: Jessica Diab
       Title: Vice President, Legal & Regulatory

       PARTNERS LIMITED

       By: /s/ Brian Lawson
           -------------------------------
       Name: Brian Lawson
       Title: President